Exhibit 99.1

FOR IMMEDIATE RELEASE

March 3, 2025

First Busey Corporation Completes Acquisition of CrossFirst Bankshares, Inc. and CrossFirst Bank

CHAMPAIGN, IL and LEAWOOD, KS—First Busey Corporation (“Busey”) (NASDAQ: BUSE), the holding company for Busey Bank, announced today the completion of its acquisition by merger of CrossFirst Bankshares, Inc. (“CrossFirst”) (NASDAQ: CFB), the holding company for CrossFirst Bank, effective March 1, 2025. The transaction was previously jointly announced on August 27, 2024.

Busey will operate CrossFirst Bank as a separate banking subsidiary of Busey until it is merged with Busey Bank, which is expected to occur in June 2025. At the time of the bank merger, CrossFirst Bank’s banking centers will become branches of Busey Bank and operate under the Busey brand, creating a premier full-service commercial bank serving clients from 77 locations across 10 states with combined total assets of approximately $20 billion, $17 billion in total deposits, $15 billion in total loans and $14 billion in wealth assets under care. The holding company will be headquartered in Leawood, Kansas in the Kansas City metro area, which is central to the combined footprint. Busey Bank’s headquarters will remain in Champaign, Illinois.

The combination extends Busey’s regional operating model into high-growth metro markets—bolstering its commercial banking relationships and offering additional opportunities to grow its wealth management business and payment technology solutions subsidiary, FirsTech, Inc.

“This is a transformational partnership that advances our organization and will ultimately benefit each of our Pillars—associates, customers, communities and shareholders,” said Van Dukeman, Chairman and CEO of Busey and Chairman of Busey Bank. “Over the past few years, we have been keenly focused on maintaining Busey’s fortress balance sheet—featuring exceptional credit quality, strong liquidity, excess capital and diversified revenue streams buttressed by our wealth management and payments processing businesses—to be well positioned to capitalize on a financially and strategically compelling opportunity of size and scale. This is that opportunity and we look forward to fully integrating our banks while leveraging the talent, expertise, increased scale and market presence to benefit our Pillars.”

“Taking our organization to new heights, this partnership combines our growing commercial bank with the power of Busey’s core deposit franchise, exceptional wealth management platform and the impressive payment tech solutions at FirsTech, Inc.,” said Mike Maddox, former CrossFirst CEO, President and Director who now serves as Vice Chairman and President of Busey and President and CEO of Busey Bank. “We firmly believe our strong metro market footprint, commercial focus and growth potential will help elevate the combined company to be a leading regional banking institution throughout the Midwest and Southwestern regions of the U.S. We look forward to building upon the strong legacy of outstanding service and community engagement that both organizations have developed to create even more opportunities for our teams and clients.”

Board of Directors

Effective immediately, Busey and Busey Bank will be governed by a Board of Directors comprised of 13 directors, eight from Busey or Busey Bank and five from CrossFirst:

•	Van Dukeman, Chairman and CEO
•	Mike Maddox, Vice Chairman and President
•	Rod Brenneman, Lead Independent Director
•	Stan Bradshaw
•	Steve Caple
•	Michael Cassens
•	Jennifer Grigsby
•	Karen Jensen
•	Fred Kenney
•	Steve King
•	Kevin Rauckman
•	Scott Wehrli
•	Tiffany White

Transaction Details

Under the terms of the merger agreement, at the effective time of the merger on March 1, 2025, each share of CrossFirst’s common stock was converted into the right to receive 0.6675 of a share of Busey common stock, with CrossFirst shareholders receiving cash in lieu of fractional shares. Former CrossFirst common shareholders are eligible to receive Busey’s ongoing dividends as declared. With the transaction now complete, former CrossFirst shareholders own approximately 36.5% of the combined company, on a fully-diluted basis.

Shares of CrossFirst common stock ceased trading after the closing of the NASDAQ stock market on February 28, 2025. The combined company’s common shares will continue trading on the NASDAQ under the “BUSE” ticker symbol.

About First Busey Corporation

As of December 31, 2024, First Busey Corporation (Nasdaq: BUSE) was a $12.05 billion financial holding company headquartered in Champaign, Illinois.

Busey Bank, a wholly-owned bank subsidiary of First Busey Corporation, had total assets of $12.01 billion as of December 31, 2024, and is headquartered in Champaign, Illinois. Busey Bank currently has 62 banking centers, with 21 in Central Illinois markets, 17 in suburban Chicago markets, 20 in the St. Louis Metropolitan Statistical Area, three in Southwest Florida, and one in Indianapolis. More information about Busey Bank can be found at busey.com. CrossFirst Bank—also a wholly-owned bank subsidiary of First Busey Corporation as of March 1, 2025—had total assets of $7.7 billion as of December 31, 2024, and is a full-service financial institution with locations in Kansas, Missouri, Oklahoma, Texas, Arizona, Colorado and New Mexico.

Through its Wealth Management division, Busey Bank provides a full range of asset management, investment, brokerage, fiduciary, philanthropic advisory, tax preparation, and farm management services to individuals, businesses, and foundations. Assets under care totaled $13.83 billion as of December 31, 2024. More information about Busey Bank’s Wealth Management services can be found at busey.com/wealthmanagement.

Busey Bank’s wholly-owned subsidiary, FirsTech, Inc., specializes in the evolving financial technology needs of small and medium-sized businesses, highly regulated enterprise industries, and financial institutions. FirsTech provides comprehensive and innovative payment technology solutions, including online, mobile, and voice-recognition bill payments; money and data movement; merchant services; direct debit services; lockbox remittance processing for payments made by mail; and walk-in payments at retail agents. Additionally, FirsTech simplifies client workflows through integrations enabling support with billing, reconciliation, bill reminders, and treasury services. More information about FirsTech can be found at firstechpayments.com.

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For the first time, Busey Bank was named among the World’s Best Banks for 2024 by Forbes, earning a spot on the list among 68 U.S. banks and 403 banks worldwide. Additionally, Busey Bank was honored to be named among America’s Best Banks by Forbes magazine for the third consecutive year. Ranked 40th overall in 2024, Busey Bank was the second-ranked bank headquartered in Illinois of the six banks that made this year’s list and the highest-ranked bank of those with more than $10 billion in assets. Busey Bank is humbled to be named among the 2024 Best Banks to Work For by American Banker, the 2024 Best Places to Work in Money Management by Pensions and Investments, the 2024 Best Places to Work in Illinois by Daily Herald Business Ledger, the 2024 Best Places to Work in Indiana by the Indiana Chamber of Commerce, and the 2024 Best Companies to Work For in Florida by Florida Trend magazine. We are honored to be consistently recognized globally, nationally and locally for our engaged culture of integrity and commitment to community development.

For more information about us, visit busey.com.

First Busey Corporation Contacts

For Financials:	For Media:
Scott Phillips, Interim CFO	Amy L. Randolph, EVP & COO
First Busey Corporation	First Busey Corporation
(239) 689-7167	(217) 365-4049
scott.phillips@busey.com	amy.randolph@busey.com

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended. These forward-looking statements are covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain assumptions and estimates and describe Busey’s future plans, strategies, and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim” and similar expressions. These forward-looking statements include statements relating to Busey’s projected growth, anticipated future financial performance, financial condition, credit quality, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, business and growth strategies, and any other statements that are not historical facts.

These forward-looking statements are subject to significant risks, assumptions, and uncertainties, and could be affected by many factors. Factors that could have a material adverse effect on Busey’s financial condition, results of operations, and future prospects can be found under the “Special Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors” sections of Busey's Annual Report on Form 10-K for the year ended December 31, 2024, and other reports Busey files with the U.S. Securities and Exchange Commission (the "SEC").

Because of those risks and other uncertainties, Busey’s actual future results, performance, achievement, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, Busey’s past results of operations are not necessarily indicative of its future results.

You should not place undue reliance on any forward-looking statements, which speak only as of the dates on which they were made. Busey does not undertake an obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under federal securities law. Busey qualifies all of its forward-looking statements by these cautionary statements.

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